UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Optinose, Inc. ("the Company" or "Optinose") held its Annual Meeting of Stockholders at the Company's office, 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania. As of April 14, 2021, the record date for the Annual Meeting, there were 53,112,574 shares of Optinose common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 41,030,355, or approximately 77%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Optinose common stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected Messrs. Heyman and Miller to the Board, each to serve as Class I directors until the Company’s 2024 Annual Meeting or until his successor is duly elected and qualified. The voting on this proposal is set forth below:

	For	Withheld	Broker Non-Votes
Tomas J. Heyman	36,756,173	93,696	4,180,486
Peter K. Miller	34,348,255	2,501,614	4,180,486

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting (i) the Class II directors serving until the Company's Annual Meeting of Stockholders in 2022 are Wilhelmus Groenhuysen, Sandra L. Helton, and Joseph C. Scodari and (ii) the Class III director serving until the Company's Annual Meeting of Stockholders in 2023 is Catherine E. Owen.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting on this proposal is set forth below:

	For	Against	Abstentions
Ratification of Ernst & Young LLP	40,757,960	165,866	106,529

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: June 10, 2021